LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is entered into as of the 31st day of January, 2000, by and between Prime Refractive Management, L.L.C., a Delaware limited liability company, and Prime Refractive, L.L.C., a Delaware limited liability company.

                                  Definitions:

EFFECTIVE DATE:   January 31, 2000

BORROWER:         Prime Refractive, L.L.C., a Delaware limited liability company

BORROWER'S
ADDRESS:          1301 Capital of Texas Highway, Suite C-300,
                        Austin, Texas  78746

LENDER:           Prime Refractive Management, L.L.C.,
                        a Delaware limited liability company

LENDER'S
ADDRESS:          1301 Capital of Texas Highway, Suite C-300,
                        Austin, Texas  78746

NOTES:

         Working Capital Note: Promissory Note (Line of Credit) in the maximum principal amount of $200,000 (the "Working Capital Maximum Principal Amount") dated as of January 31, 2000, executed by Borrower, and payable to the order of Lender as provided therein (the "Working Capital Note").

         Development Facility Notes: Promissory Notes in substantially the form attached as Exhibit G2 to the Contribution Agreement (as hereinafter defined), in the aggregate maximum original principal amount not to exceed $29,165,000 (the "Development Facility Maximum Principal Amount"), executed by Borrower and payable to the order of Lender as provided therein (the "Development Facility Notes"). Collectively, the Working Capital Notes and the Development Facility Notes are referred to herein as the "Notes."

SECURITY AGREEMENTS: All documents, agreements and instruments hereinafter or herewith executed by Borrower, LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK") or any Target Center securing this Agreement or the obligations under any of the Notes.

LOAN DOCUMENTS: This Agreement, the Working Capital Note, the Development Facility Notes, the Security Agreements, and all other documents, agreements, and instruments now or hereafter existing, evidencing, securing, or otherwise relating to this Agreement and any transactions contemplated by this Agreement, as any of the foregoing items may be modified or supplemented from time to time.

INDEBTEDNESS: All present and future indebtedness, obligations and liabilities of Borrower to Lender, all present and future indebtedness, obligations and liabilities of any Target Center to Lender, and all renewals, extensions and modifications of either of the foregoing, arising pursuant to any of the Loan Documents and all interest accruing thereon, and all other fees, costs, expenses, charges and attorneys' fees payable, and covenants performable, under any of the Loan Documents (including without limitation this Agreement).

DEFINED TERMS: Terms not otherwise defined herein shall have the meaning provided in that certain Contribution Agreement dated effective September 1, 1999, by and among Barnet Dulaney Eye Center, P.L.L.C., David D. Dulaney, M.D., Ronald W. Barnet, M.D., Mark Rosenberg, Prime Medical Services, Inc. ("PMSI"), Prime Medical Operating, Inc., Borrower, LASIK, Prime/BDR Acquisition, L.L.C. and Prime/BDEC Acquisition, L.L.C. (as amended by that certain First Amendment to Contribution Agreement dated as of January 31, 2000, among the foregoing parties, the "Contribution Agreement"). For the purposes hereof the terms "Target Centers" and "Target Center" shall have the meaning set forth in the Contribution Agreement, but shall include, upon the acquisition of a Target Center by Borrower or any subsidiary or affiliate of Borrower, the subsidiary or affiliate utilized to make such acquisition.

SUBORDINATION: Certain liens arising in connection with this Agreement in favor of Lender are subordinate to liens in favor of lenders under that certain Loan Agreement for a $14,000,000 advancing term loan (as hereinafter supplemented, modified, or replaced, the "$14,000,000 Facility"), entered into by Secured Party, Bank of America, N.A., as administrative agent, BankBoston, N.A., as documentation agent and such lenders.

                                   AGREEMENT:

         Borrower has requested from Lender the credit accommodations described below, and Lender has agreed to provide such credit accommodations on the terms and conditions contained herein. Therefore, for good and valuable consideration, the receipt and sufficiency of which Lender and Borrower acknowledge, Lender and Borrower hereby agree as follows:

                                    ARTICLE I

                            THE WORKING CAPITAL LOAN

         1.1 The Working Capital Loan. Lender agrees to lend and Borrower agrees to borrow an amount not to exceed the Working Capital Maximum Principal Amount on the terms and conditions set forth herein (the "Working Capital Loan"). The Working Capital Loan will be evidenced by the Working Capital Note.

         1.2 Revolving Line of Credit. Subject to and in reliance upon the terms, conditions, representations and warranties hereinafter set forth, Lender agrees to make advances (the "Working Capital Advances") to Borrower from time to time during the period from the Effective Date to and including September 1, 2000 (the "Maturity Date"), in an aggregate amount not to exceed the Working Capital Maximum Principal Amount. Each Working Capital Advance must be either $10,000 or a higher integral multiple of $10,000. Funds borrowed and repaid may be reborrowed, so long as all conditions precedent to Working Capital Advances are met. The purpose of the Working Capital Advances is to provide funds to Borrower for working capital and for other general business purposes of Borrower.

         1.3 Interest and Repayment. Borrower shall pay the aggregate unpaid principal amount of all Working Capital Advances in accordance with the terms of the Working Capital Note evidencing the indebtedness resulting from such Working Capital Advances. Interest on the Working Capital Advances shall be due and payable in the manner and at the times set forth in the Working Capital Note, with final maturity of the Working Capital Note being on or before the Maturity Date.

         1.4 Making Advances. Each Working Capital Advance shall be made within two business days of written notice (or telephonic notice confirmed in writing) given by noon (Austin, Texas time) on a business day of Lender by Borrower to Lender specifying the amount and date thereof (which may be the same business day) and if sent by wired funds, at Lender's option, the wiring instructions of the deposit account of Borrower to which such Working Capital Advance is to be deposited.

         1.5 Payments and Computations. Borrower shall make each payment hereunder and under the Working Capital Note on the day when due in lawful money of the United States of America to Lender at Lender's Address for Payment in same day funds. All repayments of principal on the Working Capital Note shall be in a minimum amount of $1,000, or a higher integral multiple of $1,000. All computations of interest shall be made by Lender on the basis of the actual number of days (including the first day but excluding the last day) in the year (365 or 366, as the case may be) elapsed, but in no event shall any such computation result in an amount of interest that would cause the interest contracted for, charged or received by Lender to be in excess of the amount that would be payable at the Highest Lawful Rate, as herein defined.

                                   ARTICLE II

                         THE DEVELOPMENT FACILITY LOANS

         2.1 The Development Facility. Subject to the terms of the Contribution Agreement and the terms, conditions, representations and warranties hereinafter set forth, Lender agrees to lend Borrower from time to time, the amounts necessary to acquire or develop Target Centers, in an aggregate amount not to exceed the Development Facility Maximum Principal Amount (collectively, the "Development Facility Loans").

         2.2 Development Facility Loans. Each Development Facility Loan will finance up to 100% of the purchase price (or development cost) of a Target Center being acquired (or developed) by Borrower. The parties acknowledge that the grant of any Development Facility Loan does not create any obligation on the part of Lender to extend further Development Facility Loans. Additionally, each Development Facility Loan is subject in all respects to Lender obtaining prior written approval from the lenders under (but only if such approval is required under) either the $14,000,000 Facility or that certain Loan Agreement for a $86,000,000 revolving credit loan entered into by PMSI, Bank of America, N.A., as administrative agent, BankBoston, N.A., as documentation agent and other lenders named therein and the execution and delivery of such documents by Borrower as may be required under the Contribution Agreement, this Agreement or any Transaction Document (as such term is defined in the Contribution Agreement). Pursuant to the Contribution Agreement, each Development Facility Loan must be (a) evidenced by a separate Development Facility Note executed by Borrower, (b) secured by all of LASIK's ownership interest in Borrower as evidenced by an Assignment and Security Agreement between Lender and LASIK, dated as of the date of this Agreement, and (c) accompanied by Assignment and Security Agreements executed by Borrower in the form attached as Exhibit G1 to the Contribution Agreement. In addition, if Borrower is acquiring, directly or indirectly, a one hundred percent (100%) interest in a Target Center (hereinafter referred to as a "100% Target Center"), Borrower shall cause such Target Center to execute a security agreement, acceptable in form and substance to Lender, granting to Lender or one of Lender's subsidiaries the highest available priority security interest in all of the assets of such Target Center.

         2.3 Interest and Repayment. Borrower and Target Center shall pay the unpaid principal amount under each Development Facility Note in accordance with the terms of the respective Development Facility Note. Payments of interest and principal on each Development Facility Note shall be due and payable in the manner and at the times set forth in the respective Development Facility Note.

                                   ARTICLE III
      CONDITIONS TO WORKING CAPITAL ADVANCES AND DEVELOPMENT FACILITY LOANS

         3.1 Conditions Precedent to Initial Working Capital Advance. The obligation of Lender to make its initial Working Capital Advance is subject to the condition precedent that Lender shall have received on or before the day of such Working Capital Advance the following, each in form and substance satisfactory to Lender and properly executed by Borrower or other appropriate parties: (a) the Working Capital Note duly executed by Borrower, and (b) such other documents, opinions, certificates and evidences as Lender may reasonably request.

         3.2 Conditions Precedent to Each Working Capital Advance/Development Facility Loan. In addition to the conditions precedent stated elsewhere herein, Lender shall not be obligated to make any Working Capital Advance or any Development Facility Loan unless:

                  (a) the representations and warranties contained in Article IV are true and correct in all material respects on and as of the date of such Working Capital Advance or Development Facility Loan, as though made on and as of such date with such changes therein;

                  (b) on the date of the Working Capital Advance or Development Facility Loan, no Event of Default, and no event which, with the lapse of time or notice or both, could become an Event of Default, has occurred and is continuing;

               (c) there shall have been no material adverse change, as determined by Lender in its reasonable judgment, in the financial condition or business of Borrower;

               (d) there has been no breach or threatened breach by Borrower under the Contribution Agreement or any Transaction Document (as such term is defined in the Contribution Agreement);

(e) with respect to each Development Facility Loan, Borrower executes the respective Development Facility Note and Borrower executes an Assignment and Security Agreement in the form attached as Exhibit G1 to the Contribution Agreement, and otherwise in form and substance acceptable to Lender wherein Lender is granted a first lien perfected security interest in all of Borrower's or Borrower's subsidiaries' ownership interest in the Target Center and related acquisition documents;

(f) LASIK shall have acknowledged in writing its prior grant to Lender of a first lien perfected security interest (subordinate only to liens granted as of the date of this Agreement by LASIK in favor of the lenders under the $14,000,000 Facility) in all of LASIK's ownership interest in Borrower, evidenced by that certain Assignment and Security Agreement between LASIK and Borrower dated as of the date of this Agreement, and LASIK shall be in compliance with all of its obligations thereunder;

                  (g) if Borrower is using a Development Facility Loan to acquire, directly or indirectly, a 100% Target Center, Borrower shall cause such Target Center to execute a security agreement, acceptable in form and substance to Lender, granting to Lender or one of Lender's subsidiaries the highest available priority security interest in all of the assets of such Target Center; and

                  (h) Lender shall have received such other approvals, opinions, documents, certificates or evidences as Lender may reasonably request (in form and substance reasonably satisfactory to Lender). Each request for an Working Capital Advance or Development Facility Loan shall be deemed a representation by Borrower that the conditions of this Section
         3.2 have been met.

                                   ARTICLE IV

                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:

         4.1 Good Standing. Borrower is a duly formed limited liability company, duly organized and in good standing, under the laws of Delaware and has the power to own its property and to carry on its business in each jurisdiction in which Borrower operates.

         4.2 Authority and Compliance. Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Loan Documents and to incur the indebtedness described in this Agreement, all of which has been duly authorized by all proper and necessary action of its managers and members. No further consent or approval of any public authority is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

         4.3 Binding Agreement. This Agreement and other Loan Documents when issued and delivered pursuant hereto for value received will constitute, valid and legally binding obligations of Borrower in accordance with their terms.

         4.4 Litigation. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of Borrower or any subsidiary, except as disclosed to Lender in writing prior to the date of this Agreement. To the knowledge of Borrower, there are no proceedings pending or threatened against any Target Center.

         4.5 No Conflicting Agreements. There are no provisions of Borrower's organizational documents and no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of the Loan Documents.

         4.6 Ownership of Assets. Borrower will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear.

         4.7 Taxes. All income taxes and other taxes due and payable through the date of this Agreement have been paid prior to becoming delinquent.

                                    ARTICLE V

                        BORROWER'S AFFIRMATIVE COVENANTS

         So long as Borrower may borrow under this Agreement and until payment in full of the Working Capital Note and all Development Facility Notes, and performance of all other obligations of Borrower and Target Centers hereunder or thereunder, Borrower covenants and agrees to do the following:

         5.1      Financial Statements.
                  --------------------

                  (a) Maintain, and cause each Target Center to maintain, a system of accounting satisfactory to Lender and in accordance with generally accepted accounting principles consistently applied, and will permit Lender's officers or authorized representatives to visit and inspect Borrower's or Target Center's books of account and other records at such reasonable times and as often as Lender may desire during office hours and after reasonable notice to Borrower, and pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes. Unless written notice of another location is given to Lender, Borrower's books and records will be located at Borrower's Address.

                  (b) Furnish to Lender year end financial statements, of Borrower and each Target Center, to include balance sheet, operating statement and surplus reconciliation, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 90 days after the end of each annual accounting period.

                  (c) Furnish to Lender quarterly financial statements, of Borrower and each Target Center, to include balance sheet and profit and loss statement, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 45 days of the end of each such accounting period.

                  (d) With each balance sheet delivered under subsections (b) or
         (c) of this Section 5.1, an aging of all Accounts Receivable.

                  (e) Promptly provide Lender with such additional information, reports or statements respecting the business operations and financial condition of Borrower or any Target Center, as Lender may reasonably request from time to time.

         5.2 Insurance. Maintain, and cause each Target Center to maintain, insurance with responsible insurance companies on such of its respective properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, and liability insurance, all to be with such companies and in such amounts satisfactory to Lender and to contain a mortgage clause naming Lender as its interest may appear. Evidence of such insurance will be supplied to Lender.

         5.3 Existence and Compliance. Maintain, and cause each Target Center to maintain, its organizational existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions. Borrower further agrees to provide Lender with copies of all instruments filed with the Delaware Secretary of State amending and/or renewing Borrower's certificate of formation.

         5.4 Adverse Conditions or Events. Promptly advise Lender in writing of any condition, event or act which comes to its attention that would or might materially affect Borrower's or any Target Center's financial condition, Lender's rights under this Agreement or any of the Loan Documents, and of any litigation filed against Borrower or to its knowledge against any Target Center.

         5.5      Taxes.  Pay all taxes as they become due and payable.
                  -----

         5.6 Maintenance. Maintain, and cause each Target Center to maintain, all of its respective tangible property in good condition and repair, reasonable wear and tear excepted, and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of its business.

         5.7  Application  of  Earnings.  Except as  expressly  contemplated  in
Section 4.3(e) of the Contribution Agreement, pay all available funds toward repayment of the Working Capital Note and any Development Facility Notes, regardless of whether payment of such amounts exceeds the minimum required payments under the Working Capital Note and the Development Facility Notes.

                                   ARTICLE VI

                          BORROWER'S NEGATIVE COVENANTS

         So long as Borrower may borrow under this Agreement and until payment in full of the Working Capital Note and all Development Facility Notes, and performance of all other obligations of Borrower or Target Center hereunder or thereunder, Borrower will not, and will cause each of the Target Centers to not, without the prior written consent of Lender:

         6.1 Transfer of Assets. Enter into any merger or consolidation, or sell, lease, assign, or otherwise dispose of or transfer any assets except in the normal course of its business.

         6.2 Change in Ownership or Structure. Dissolve or liquidate; become a party to any merger or consolidation; reorganize as a professional corporation; acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any corporation or other entity; or sell, transfer, lease, or otherwise dispose of all or any substantial part of its respective property or assets or business.

         6.3 Liens. From and after the date hereof grant, suffer, or permit liens on or security interests in its respective assets, or fail to promptly pay all lawful claims, whether for labor, materials, or otherwise, except for purchase money security interests arising in the ordinary course of its respective business.

         6.4 Loans. Make any loans, advances or investments to or in any joint venture, corporation or other entity, except for the purchase of obligations of Lender or U.S. Government obligations or the purchase of federally-insured certificates of deposit.

         6.5 Borrowings. Except for borrowing or incurring open accounts payable to unaffiliated third parties in the ordinary course of business, create, incur, assume, or liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor of the debt of another, or otherwise) other than to Lender in excess of $25,000 without Lender's prior written consent.

         6.6 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

     6.7 Equity Redemptions or Restructurings. Apply any of its property or assets to the purchase, retirement or redemption of any of its equity interests or in any way amend its capital structure.

         6.8 Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.

                                   ARTICLE VII

                     EVENTS OF DEFAULT; NOTICE; ACCELERATION

         7.1 Events of Default. If one or more of the following events of default shall occur and continue after thirty (30) days' written notice to Borrower, all outstanding principal plus unpaid interest of the Working Capital Note and each Development Facility Note, and any other indebtedness of Borrower to Lender, shall automatically be due and payable immediately and Lender shall have no further obligation to fund under this Agreement.

                  (a) There shall be any breach or default shall be made in the payment of any installment of principal or interest upon the Working Capital Note or any Development Facility Note, when due and payable, whether at maturity or otherwise; or

               (b) There shall be any breach or default (other than by Lender, Prime Medical Operating, Inc. or Prime Medical Services, Inc.) under any Loan Document, the Contribution Agreement, or any Transaction Document (other than those certain Consulting Agreements with Dr. Dulaney, Dr. Barnet and Mark Rosenberg as required pursuant to the Contribution Agreement), or any other certificate, agreement or document contemplated hereby or thereby; or

                  (c) Any representation or warranty of Borrower contained herein or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Working Capital Loan or any Development Facility Loan, or by Borrower pursuant to the requirements of this Agreement, shall prove to have been incorrect or misleading in any material respect when made; or

                  (d) Any judgment against Borrower or any attachment or other levy against the property of Borrower with respect to a claim materially affecting Borrower's financial status remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for a period of 30 days; or

               (e) The bankruptcy, death, or dissolution of any guarantor of the Indebtedness; or

                  (f) Borrower makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of Borrower or any substantial part of their respective property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such action, or Borrower by any act indicates its consent to or approval of any trustee for Borrower or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged.

         7.2 Lender's Remedies. Upon the occurrence of an Event of Default, Lender, without notice of any kind, except for any notice required under this Agreement or any other Loan Document, may, at Lender's option: (i) terminate its obligation to fund any Working Capital Advance or any Development Facility Loan hereunder; (ii) declare the Indebtedness, in whole or in part, immediately due and payable; and/or (iii) exercise any other rights and remedies available to Lender under this Agreement, any other Loan Document, or applicable laws; except that upon the occurrence of an Event of Default described in subsection 7.1(f), all the Indebtedness shall automatically be immediately due and payable, and Lender's obligation to fund any Working Capital Advance or any Development Facility Loan hereunder shall automatically terminate, without notice of any kind (including without limitation notice of intent to accelerate and notice of acceleration) to Borrower or to any Target Center, guarantor, or to any surety or endorser of any of the Notes, or to any other person. Borrower, each Target Center, and each guarantor, surety, and endorser of any of the Notes, and any and all other parties liable for the Indebtedness or any part thereof, waive demand, notice of intent to demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, and diligence in collection.

         7.3 Right of Set-Off. Borrower hereby authorizes Lender, to the maximum extent permitted under and in accordance with applicable laws, at any time after the occurrence of an Event of Default which continues uncured, to set-off and apply any and all deposits, funds or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all Indebtedness, whether or not Lender exercises any other right or remedy hereunder and whether or not such Indebtedness are then matured.

                                  ARTICLE VIII

                          GENERAL TERMS AND CONDITIONS

         8.1 Notices. All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when (a) presented personally, or (b) three (3) days after deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, certified, return receipt requested, or (c) upon receipt of confirmation after sending by facsimile transmission, addressed to Borrower or Lender, as the case may be, at the respective addresses or facsimile number for notice set forth on the first page of this Agreement, or such other address or facsimile number as Borrower or Lender may from time to time designate by written notice to the other.

         8.2 Entire Agreement and Modifications. The Loan Documents, together with the Contribution Agreement and Transaction Documents, constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Working Capital Loan and the Development Facility Loans, and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Agreement or the other Loan Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced, and, in the case of Lender, executed by a Vice President or higher level officer of Lender.

         8.3 Severability. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         8.4 Cumulative Rights and No Waiver. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, at the sole discretion of Lender. Lender's delay in exercising any right shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of Borrower's covenants and agreements may be waived by Lender but only in writing signed by an authorized officer of Vice President level or higher of Lender or any subsequent owner or holder of any of the Notes. Except as otherwise expressly provided in this Agreement and in any Note, Borrower expressly waives any presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration, notice of intent to demand payment, or other notice of any kind. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof, or the exercise of any other right or power hereunder.

         8.5 Form and Substance. All documents, certificates, insurance policies, and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance reasonably satisfactory to Lender.

         8.6 Limitation on Interest: Maximum Rate. Lender and Borrower intend to contract in strict compliance with applicable usury law from time to time in effect. To effectuate this intention, Lender and Borrower stipulate and agree that none of the terms and provisions of any Note and any other agreement among such parties, whether now existing or arising hereafter, shall ever be construed as a contract to pay interest for the use, forbearance or detention of money in excess of the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable to Lender in excess of the Maximum Rate, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable to Lender shall be automatically reduced to the Maximum Rate permitted under applicable law, without the necessity of the execution of any amendment or new document. Neither Borrower, endorsers or other persons now or hereafter becoming liable for payment of any portion of the principal or interest of any Note shall ever be liable for any unearned interest on the principal amount or shall ever be required to pay interest thereon in excess of the Maximum Rate that may be lawfully charged under applicable law from time to time in effect. Lender and any subsequent holder of any Note expressly disavow any intention to charge or collect unearned or excessive interest or finance charges in the event the maturity of any Note, is accelerated. If the maturity of any Note is accelerated for any reason, whether as a result of a default under any Note, or by voluntary prepayment, or otherwise, any amounts constituting interest, or adjudicated as constituting interest, which are then unearned and have previously been collected by Lender or any subsequent holder of any Note shall be applied to reduce the principal balance thereof then outstanding, or if such amounts exceed the unpaid balance of principal, the excess shall be refunded to Borrower (and Target Center, as applicable). In the event Lender or any subsequent holder of any Note ever receives, collects or applies as interest any amounts constituting interest or adjudicated as constituting interest which would otherwise increase the interest to an amount in excess of the amount permitted under applicable law, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of such Note, and, if the principal balances of such Note is paid in full, any remaining excess shall be paid to Borrower (and Target Center, as applicable). In determining whether or not the interest paid or payable under the specific contingencies exceeds the Maximum Rate allowed by applicable law, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; (ii) exclude voluntary prepayments and the effect thereof; (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the applicable Note (as it may be renewed and extended) so that the interest rate is uniform throughout the entire term of such Note. The terms and provisions of this section shall control and supersede every other provision of all existing and future agreements between Lender and Borrower (and Target Center, as applicable). As used in this Agreement, "Maximum Rate" means the maximum non-usurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on the unpaid principal or accrued past due interest under applicable law and may be greater than the applicable rate, the parties hereby stipulating and agreeing that Lender may contract for, take, reserve, charge or receive interest up to the Maximum Rate without penalty under any applicable law; and "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future. In the event applicable law provides for an interest ceiling under Chapter One of Title 79, Texas Revised Civil Statutes Annotated, as amended, that ceiling shall be the indicated rate ceiling, subject to any right Lender may have in the future to change the method of determining the Maximum Rate.

     8.7 Third Party Beneficiary. Borrower acknowledges that the lenders under the $14,000,000 facility are third party beneficiaries to this Agreement. Except for the preceding sentence, this Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

         8.8 Borrower In Control. In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or any Target Center or has power over the daily management functions and operating decisions made by Borrower or any Target Center.

         8.9 Use of Financial and Other Information. Borrower agrees that Lender shall be permitted to investigate and verify the accuracy of any and all information furnished to Lender in connection with the Loan Documents, including without limitation financial statements, and to disclose such information, or provide copies of such information, to representatives appointed by Lender, including independent accountants, agents, attorneys, asset investigators, appraisers and any other persons deemed necessary by Lender to such investigation.

         8.10 Collateral Assignment of Loan Documents. Lender shall have the right to collaterally assign all of its rights under this Agreement and the other Loan Documents to the third party beneficiaries described in Section 8.7. Lender shall have the right to disclose in confidence such financial information regarding Borrower as may be necessary to complete any such assignment or attempted assignment, including without limitation, all financial statements, projections, internal memoranda, audits, reports, payment history, appraisals and any and all other information and documentation in Lender's files relating to Borrower. This authorization shall be irrevocable in favor of Lender, and Borrower waives any claims against Lender or the party receiving information from Lender regarding disclosure of information in Lender's files, and further waive any alleged damages which may result from such disclosure. Borrower acknowledges that Lender intends to make a collateral assignment of its rights under this Agreement and the Loan Documents for the benefit of one or more of its or its parent company's lenders and will not be authorized to amend or modify this Agreement or the Loan Documents, or grant waivers of any of its rights thereunder without the prior written consent of some or all of such lenders.

         8.11 Further Assurances. Borrower agrees to execute and deliver, and cause each Target Center to execute and deliver, to Lender, promptly upon request from Lender, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein.

         8.12 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.

         8.13 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         8.14 Continuing Agreement. This is a continuing agreement and all rights, powers, and remedies of Lender under this Agreement and the other Loan Documents shall continue in full force and effect until each Note is paid in full as the same becomes due and payable and all other Indebtedness is paid and discharged, until Lender has no further obligation to advance moneys to Borrower under this Agreement, and until Lender, upon request of Borrower, has executed a written termination statement. Furthermore, the parties contemplate that there may be times when no Indebtedness is owing, but notwithstanding such occurrence, this Agreement (and all other Loan Documents) shall remain valid and shall be in full force and effect as to subsequent Indebtedness and Advances, provided that Lender has not executed a written termination statement.

     8.15 Applicable Law. This Agreement and the Loan Documents shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within such state.

     8.16 NO ORAL AGREEMENTS. THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




                            [SIGNATURE PAGE FOLLOWS]

                                SIGNATURE PAGE TO

                                 LOAN AGREEMENT

         EXECUTED as of the 31st day of January, 2000.

                           BORROWER:

                           PRIME REFRACTIVE, L.L.C.

                           By: /s/ Cheryl Williams
                           Name:  Cheryl Williams
                           Title: Chief Financial Officer

                           LENDER:

                           PRIME REFRACTIVE MANAGEMENT, L.L.C.

                           By: /s/ Cheryl Williams
                           Name:  Cheryl Williams
                           Title: Chief Financial Officer